Exhibit 10.81

Execution Copy

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of March 2, 2011 (this “Amendment”), is entered into among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

STATEMENT OF PURPOSE

The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 23, 2009 (as previously amended by that certain First Amendment to Credit Agreement dated as of June 29, 2010, by that certain Second Amendment to Credit Agreement dated as of September 20, 2010, and by that certain Third Amendment to Credit Agreement dated as of February 4, 2011, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

2. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in proper alphabetical order:

“Senior Unsecured Notes” means senior unsecured notes in an aggregate principal amount no greater than $750,000,000 issued by the Borrower on or before April 1, 2011; provided, that no part of the principal of any such Indebtedness under the Senior Unsecured Notes is required to be paid (whether by way of mandatory redemption or mandatory prepayment or otherwise) prior to the date that is six months after the Maturity Date.

(b) Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (j), (ii) replacing the “.” at the end of clause (k) with “; and”, and (iii) adding a new clause (l) to read as follows:

“(l) unsecured Indebtedness under the Senior Unsecured Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $750,000,000.”

(c) Section 7.11(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter to be greater than 2.50 to 1.00.”

(d) Section 7.14 of the Credit Agreement is hereby amended by inserting the words “or Senior Unsecured Notes” after the words “any Senior Subordinated Notes” in the third line thereof.

(e) Section 7.15 of the Credit Agreement is hereby revised to read in its entirety as follows:

“7.15 Amendment of Indebtedness. Amend, modify or change in any manner materially adverse to the interests of the Lenders (i) any term or condition of any Indebtedness set forth in Schedule 7.03, except for any refinancing, refunding, renewal or extension thereof permitted by Section 7.03(b), or (ii) any term or condition of any Senior Unsecured Notes.”

3. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions:

(a) Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

(b) Fees and Expenses. The Borrower shall have paid to the Administrative Agent (or its applicable affiliate), all fees and expenses required to be paid on or before the date hereof in connection with this Amendment, in accordance with Section 10.04 of the Credit Agreement or any other Loan Document.

4. Ratification of Loan Documents. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).

5. Covenant to Guaranty and to provide Collateral. Each Loan Party agrees that, if Senior Unsecured Notes are issued, then no later than three months after the Effective Date of this Amendment, (a) each Loan Party shall cause each of its direct and indirect Subsidiaries which is not already a Guarantor but which is a guarantor of the Borrower’s obligations under the Senior Unsecured Notes to become a Guarantor in accordance with the provisions of Section 6.13 of the Credit Agreement and (b) the Borrower and each of the Guarantors shall grant to the Administrative Agent (for the benefit of the Lenders and the other secured parties, as described in the next following sentence), in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, valid and perfected first priority (subject to certain exceptions to be set forth in the loan documentation) liens and security interests in substantially all present and future assets (including personal and material real property, and tangible and intangible assets) of the Borrower and each Guarantor, including all present and future shares of capital stock of (or other ownership or profit interests in) each of the Borrower’s present and future direct and indirect subsidiaries (excluding certain project subsidiaries that have non-recourse indebtedness, in a manner to be determined in the definitive documentation and limited, in the case of the capital stock of each entity that is a “controlled foreign corporation” under Section 957 of the Internal Revenue Code, to a pledge of 66% of the capital stock of each such first-tier foreign subsidiary). Such security shall ratably secure the relevant Loan Party’s obligations in respect of Obligations under the Loan Documents and any treasury management, interest protection or other hedging arrangements entered into with a Lender or the Administrative Agent (or an affiliate of a Lender or the Administrative Agent).

6. Authority/Enforceability. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

7. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

8. Representations and Warranties/No Default. By their execution hereof:

(a) Each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing.

(b) Each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i) It has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby.

(ii) This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the each Loan Party, and each such document constitutes the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

9. Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed. In furtherance of the reaffirmations set forth in this Section 8, (i) each Loan Party hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, and reaffirms its prior grant to the Administrative Agent for the ratable benefit of the Secured Parties of, a security interest in, all Collateral and all proceeds thereof as security for the Obligations, in each case subject to any applicable terms and conditions set forth in the Loan Document to which it is a party, and (ii) each Guarantor hereby ratifies and reaffirms its guarantees of the Obligations.

10. Miscellaneous.

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

(b) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(c) Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	MEMC ELECTRONIC MATERIALS, INC.,

	By:	/s/ Mark J. Murphy
	Name:	Mark J. Murphy
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	MEMC HOLDINGS CORPORATION

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

MEMC INTERNATIONAL, INC.

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

MEMC PASADENA, INC.

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

SUN EDISON LLC

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

SUNEDISON CONTRACTING, LLC

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

MEMC Electronic Materials, Inc.

Fourth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Michael Shuhy
	Name:	Michael Shuhy
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A. as a Lender and the Swing Line Lender

	By:	/s/ Michael Shuhy
	Name:	Michael Shuhy
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Thomas B. Sherman
	Name:	Thomas B. Sherman
	Title:	SVP

U.S. BANK, NATIONAL ASSOCIATION

	By:	/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	AVP

DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Yvonne Tilden
	Name:	Yvonne Tilden
	Title:	Director

	By:	/s/ R. Scott Flieger
	Name:	R. Scott Flieger
	Title:	Managing Director

MEMC Electronic Materials, Inc.

Fourth Amendment to Credit Agreement

FIFTH THIRD BANK

By:	/s/ Robert M. Sander
Name:	Robert M. Sander
Title:	Vice President

HSBC BANK USA, N.A.

By:	/s/ Andrew Bicker
Name:	Andrew Bicker
Title:	Vice President

MEMC Electronic Materials, Inc.

Fourth Amendment to Credit Agreement